PBHG FUNDS
                           PBHG INSURANCE SERIES FUND

                  Prospectus Supplement Dated February 4, 2004

This Supplement updates certain information contained in the currently effective prospectuses for all share classes of PBHG Funds and all prospectuses of PBHG Insurance Series Fund, and supercedes and replaces in its entirety the supplement filed on November 21, 2003. You should retain your Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-433-0051 for PBHG Funds and 1-800-347-9256 for PBHG Insurance Series Fund.

The following information is added to The Investment Adviser & Sub-advisers section of the prospectus:

                  "Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") announced on November 13, 2003 that founders Harold J. Baxter and Gary L. Pilgrim have stepped down from all their positions with Pilgrim Baxter and from all their positions with PBHG Funds and PBHG Insurance Series Fund (collectively the "PBHG Fund Family"). David J. Bullock, President and Chief Operating Officer of Pilgrim Baxter, now also serves as the Chief Executive Officer of Pilgrim Baxter. In addition, Mr. Bullock has been elected by the Board of Trustees of the PBHG Fund Family to the positions of President of PBHG Funds and PBHG Insurance Series Fund. Mr. Baxter's role as chairman of Pilgrim Baxter has been assumed by Scott F. Powers, chief executive of Old Mutual Asset Management, the US asset management group of Pilgrim Baxter's corporate parent, London-based Old Mutual plc.

                  In connection with an examination of active trading of mutual fund shares by the United States Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG"), Pilgrim Baxter received inquiries and subpoenas for documents from those agencies. Pilgrim Baxter retained independent counsel to assist in responding to these inquiries and to conduct a thorough and independent examination of mutual fund shareholder trading practices in the PBHG Fund Family. This internal examination revealed that Mr. Pilgrim had a significant but passive investment in a private investment limited partnership, unaffiliated with Pilgrim Baxter, that actively purchased and redeemed shares of certain PBHG Funds and other mutual funds. This partnership's investment activity in PBHG Funds was limited to the period from March, 2000 to December, 2001. Mr. Baxter had knowledge of Mr. Pilgrim's investment and that the limited partnership was actively trading in PBHG Funds shares. The internal investigation is ongoing and counsel will report the results of such examination to the PBHG Funds Board of Trustees. In addition, Pilgrim Baxter and the PBHG Fund Family are continuing to cooperate fully with the SEC and the NYAG with respect to the resolution of these matters.

                  Pilgrim Baxter determined that certain corrective measures were appropriate relating to the PBHG Fund Family's shareholder trading policies and practices. As a result, Pilgrim Baxter has informed the PBHG Fund Family that: (1) Mr. Pilgrim will disgorge all personal profits he received from his investment in the limited partnership for the period March, 2000 to December, 2001; (2) Pilgrim Baxter will reimburse management fees earned which were attributable to that limited partnership's investment in PBHG Funds; (3) Pilgrim Baxter has retained an independent accounting firm to conduct a separate review of the adequacy of internal controls and procedures affecting processes and functions critical to the investment management and administration of the PBHG Fund Family; and (4) Pilgrim Baxter's current practices of attempting to prevent market timing activity in the PBHG Fund Family will be formally adopted as policies and disclosed in the PBHG Fund Family prospectuses.

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                  The review of Pilgrim Baxter's practices and policies in these matters is ongoing, and will continue until any concerns that the Independent Trustees of the PBHG Fund Family may have are addressed. The Trustees, assisted by the Trustees' independent counsel, will continue to closely monitor Pilgrim Baxter's internal review. Pilgrim Baxter will continue to work closely with the Independent Trustees.

                  On November 20, 2003, the SEC filed a civil action in the United States District Court for the Eastern District of Pennsylvania (Civil Action 03-6341) against Mr. Pilgrim, Mr. Baxter and Pilgrim Baxter (the "SEC Action") based in part on the circumstances described above as well as allegations that Mr. Baxter provided non-public PBHG Funds portfolio information to a broker-dealer which made this information available to its customers who then engaged in market timing the PBHG Funds. The SEC Action alleges violations of Sections 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Sections 206(1), 206(2) and 204A of the Investment Advisers Act of 1940. With respect to Pilgrim Baxter, the SEC Action seeks injunctions, disgorgement of profits, civil monetary penalties and other equitable relief. With respect to Messrs. Pilgrim and Baxter, the SEC Action seeks injunctions, disgorgement of profits, civil monetary penalties and that Messrs. Pilgrim and Baxter be permanently enjoined from acting in certain enumerated positions with an investment company pursuant to section 36(a) of the Investment Company Act of 1940.

                  In addition, on November 20, 2003, the NYAG filed a civil action in the Supreme Court of the State of New York County of New York against Pilgrim Baxter, Mr. Pilgrim, and Mr. Baxter (the "NYAG Action") based in part on the circumstances described above. The NYAG Action alleges violation of Article 23-A and Section 349 of the General Business Law of the State of New York (the Martin Act) and Section 63(12) of the State of New York's Executive Law. With respect to Pilgrim Baxter, the NYAG Action seeks injunctions, disgorgement of all fees earned throughout the period during which the alleged illegal activity occurred, disgorgement of all profits obtained from the alleged illegal activities, civil monetary penalties and other equitable relief. In addition, with respect to Messrs. Pilgrim and Baxter, the NYAG Action seeks injunctions, disgorgement, civil monetary penalties and other relief.

                  If Pilgrim Baxter is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of Pilgrim Baxter or any company that is an affiliated person of Pilgrim Baxter from serving as an investment adviser to any registered investment company, including your fund. Your fund has been informed by Pilgrim Baxter, if these results occur, Pilgrim Baxter will seek exemptive relief from the SEC to permit Pilgrim Baxter to continue to serve as your fund's investment adviser. There is no assurance that such exemptive relief will be granted.

                  In addition to the complaints described above, multiple lawsuits, including class action and shareholder derivative suits, have been filed against certain PBHG Funds, Pilgrim Baxter and certain related parties, primarily based upon the allegations in the SEC Action and the NYAG Action. Such lawsuits allege a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; and
(ii) breach of fiduciary duty. The lawsuits have been filed in Federal and state courts and seek such remedies as compensatory damages, restitution, rescission, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees. More detailed information regarding the lawsuits is provided in PBHG Funds' and PBHG Insurance Series Fund's Statements of Additional Information. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against PBHG Funds, Pilgrim Baxter and related parties in the future. Information about any similar lawsuits will be provided for in the Statement of Additional Information."

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The following information is added to the Portfolio Managers section of the prospectus:

                  "Mr. Pilgrim's portfolio management responsibilities for the PBHG Growth Fund and PBHG Growth II Portfolio have been assumed on an interim basis by Michael S. Sutton, Pilgrim Baxter's chief investment officer and portfolio manager of the PBHG Large Cap Growth, Large Cap 20 and Select Growth Funds and Peter J. Niedland, portfolio manager of the PBHG Emerging Growth Fund. Mr. Sutton and Mr. Niedland have over 26 years of combined growth-equity investment experience. Mr. Pilgrim's responsibilities as part of the four member portfolio management team for PBHG Technology & Communications Fund and Technology & Communications Portfolio have been assumed by James M. Smith, co-portfolio manager of PBHG Strategic Small Company Fund."

The following sentence is added to the end of the last paragraph under the heading "Wrappers - Potential Risks" on pages 90 and 91 of the Advisor Class prospectus and PBHG Class prospectus, respectively:

"The staff of the SEC has inquired as to the valuation methodology for wrapper agreements commonly used by `stable value' funds, including the Fund."



PBHG-SUPP 2/4/04